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                                                                   EXHIBIT 10.52

                               AMBOY NATIONAL BANK
                     REVOLVING LINE OF CREDIT LOAN AGREEMENT



            THIS AGREEMENT dated the 24th day of May, 2000, by and

between:

            AMBOY NATIONAL BANK, a national banking association existing under the laws of the United States of America, having an office at 3590 U.S. Highway 9 South, Old Bridge, New Jersey 08857, herein called the "Lender";

and:

            THE MIIX GROUP, INCORPORATED, A DELAWARE CORPORATION, having an address at Two Princess Road, Lawrenceville, New Jersey 08649, herein called the "Borrower".



            This Agreement specifies the terms and conditions governing a TWENTY MILLION AND NO/100 ($20,000,000.00) DOLLAR Revolving Line of Credit.

            NOW, THEREFORE, in consideration of these premises and the mutual agreements hereinafter set forth, the parties hereto agree as follows:

            I.    DEFINITIONS

            1. "Advance" shall include all payments of money to Borrower by Lender at any time and in any amount and whether or not in accordance with the terms of this Agreement.

            2. "Agreement" shall mean this Revolving Line of Credit Loan Agreement.

            3. "Borrower" shall mean the named Borrower, THE MIIX GROUP, INCORPORATED, a Delaware corporation.

            4. "Collateral" shall mean the Borrowers' stock interest in and to 100% of the stock of the Subsidiary, together with Stock Powers, the original Stock Certificates and



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resignations of directors and officers, all as set forth in the Stock Pledge
Agreement.

            5. "Lender" shall mean AMBOY NATIONAL BANK, its successors or assigns.

            6. "Loan Commitment" shall mean the commitment letter issued by Bank dated April 13, 2000.

            7. "Loan Documents" shall include this Agreement, the Note, the Loan Commitment, the Stock Pledge Agreement and any other instrument or document executed in connection with this loan, together with all amendments or supplements to any or all of them.

            8. "Note" shall mean the promissory note made by Borrower in favor of Lender and dated of even date herewith, evidencing the Borrower's obligations to repay the loan.

            9. "Obligations" shall mean all loans, advances, indebtedness, note, liabilities and amounts, liquidated or unliquidated, each of every kind, nature and description, whether arising under this Agreement or otherwise, including, without limitation, principal and interest, and whether secured or unsecured, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter contracted.

            10. "Subsidiary" shall mean MIIX INSURANCE COMPANY, a stock insurer organized pursuant to N.J.S.A. 17:17-1 et seq

            11. Any term employed in this Agreement not otherwise herein specifically defined or designated, but which is defined in any other loan document shall have the meaning assigned to such special term in such other loan document, such definition or designation being incorporated herein by this reference thereto.




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            II.   LOANS AND ADVANCES

            1. Subject to the terms and conditions of this Agreement, and to the Borrower's observance and performance of, and compliance with, all terms, conditions, warranties, representations and covenants of this Agreement, and the timely payment of all obligations of the Borrower to the Lender:

            A. The Lender may have at any one time outstanding to the Borrower an amount which in the aggregate shall not exceed the sum of TWENTY MILLION and No/100 Dollars ($20,000,000.00).

            B. Lender agrees to lend and relend to the Borrower, on a revolving basis, funds subject to this Loan Agreement.

            C. The Loan shall accrue interest at an annual rate equal to eight percent (8.00%)(fixed).

            D. In the event of a default in the payment of any interest or principal when due, which default continues for a period of thirty (30) days, the interest rate shall automatically be adjusted from the date of default to an amount equal to two percent (2.0%) in excess of the interest rate in effect at the time of the default, and continue until the arrearage is paid in full.

            E. In the event the Note and this Loan Agreement is not paid in full upon the Maturity Date (as that term is defined below), then and in that event, upon the Maturity Date the Note shall convert and become a DEMAND NOTE with interest at the rate equal to one and one half percent (1.50%) per annum in excess of the annual rate in effect at the Maturity Date, payable on the 24th day of each month until demand for payment has been made.



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            F.    Payments of accrued interest shall occur monthly, on the 24th day of each month beginning on June 24, 2000 and monthly thereafter until May 17, 2002 (the "Maturity Date").

            G. Advances of proceeds by the Lender and payments on account of principal by the Borrower shall be limited to increments of FIVE HUNDRED THOUSAND DOLLARS AND 00/100 ($500,000.00), but in no event less than TWO MILLION FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($2,500,000.00) each.

            2. To secure payment of the loan as set forth herein, the Borrower shall execute and deliver the following:

            A. A Stock Pledge Agreement, pledging 100% of the Borrower's interest in the Subsidiary;

            B.    All original stock certificates of the Subsidiary;

            C.    Signed, undated stock powers pertaining to such stock; and

            D. Signed, undated resignation of directors and officers of the Subsidiary.

            3. The Borrower and Subsidiary shall respectively execute and deliver to the Lender the following:

            A.    A Corporate Resolution and Incumbency Certificate for the
Borrower;

            B. A Corporate Resolution and Incumbency Certificate for the Subsidiary; and

            C. An Opinion of Counsel to the Borrower and the Subsidiary in form satisfactory to the Lender and its counsel.

            4. Nothing contained herein or in any other documents and agreements contemplated hereby or executed approximately simultaneously herewith shall impose upon Lender any obligation to oversee the application of Advances by the



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Borrower, and nothing shall prevent Lender, at its option, from deducting from any Advance any sums due to it from Borrower for unpaid interest or for sums properly paid and expended by Lender pursuant to its rights under the terms of this Agreement, the Note or the Loan Documents.

            III.  REPRESENTATION, WARRANTIES AND COVENANTS

            To induce Lender to enter into this Agreement and to make loans and lend and relend hereunder, Borrower represents, warrants and covenants to Lender that:

            1. Borrower has the power and authority to execute, deliver and carry out the terms of this Agreement.

            2. The execution and delivery of this Agreement, the Note, and every other instrument or document executed in accordance herewith in connection with the Loan described herein does not violate any provisions of applicable law, rule or regulation or of any agreement or undertaking to which Borrower or the Subsidiary is a party or by which the Borrower or the Subsidiary is bound.

            3. There are no actions, suits or proceedings pending, or to the knowledge of Borrower, threatened, against Borrower, Subsidiary or any of their assets, except as disclosed in the Borrower's financial statements, and it is not in default with respect to any order, writ, injunction, decree or demand of any court or any governmental authority.

            4. Borrower has filed, or caused to be filed, all tax returns required to be filed and have paid all taxes which are due and payable or any assessment made against it.

            5. Borrower agrees that it will execute and deliver any further documentation or instruments reasonably required to



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achieve, maintain and comply with the terms of this Agreement and the Loan
Commitment.

            6. There has been no material adverse change in the condition of Borrower or Subsidiary, or any of the assets, financial or otherwise, since the last financial statements and reports furnished by Borrower and Subsidiary to Lender and the information contained in said statements and reports is true and correctly reflects the financial condition of Borrower and Subsidiary as of the dates of the statements and reports.

            7. Borrower shall furnish statements of its financial condition and the financial condition of the Subsidiary to Lender annually or more frequently, if Lender so requires, which statements shall be prepared and certified in such form as the Borrower and Subsidiary are required to prepare and submit in accordance with applicable law and regulations pursuant to their public and insurance reporting requirements. Borrower shall maintain business records in a manner consistent with generally accepted business practices for businesses of like size and purpose, which records shall be available at all times and at all reasonable hours for inspection by Lender.

            8. Borrower shall keep assets given as security pursuant to this Agreement free from any further judgment, claim, liens, or demand or other legal action or obligation other than those consented to by Lender.

            9. Borrower agrees to pay all charges incident to the procuring and making of the loan, including, without limitation, all charges for the corporation reports or any other documents or proofs it provides to the Lender.



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            10.   Borrower agrees that it will not assign this Agreement or any advance to be made hereunder or any part thereof, without Lender's written consent.

            IV.   EVENTS OF DEFAULT

            The occurrence of any of the following shall constitute an event of default:

            1. Borrower shall have failed to make any payment of any installment of interest on the Note on its due date, subject to any applicable grace and cure period set forth in the Note;

            2. Borrower shall have failed to make any payment of principal on the Note on its due date, subject to any applicable grace and cure period set forth in the Note;

            3. Borrower shall have breached or failed to perform any term, covenant, condition, or undertaking contained in this Agreement or in the Note, subject to any applicable grace and cure period set forth in the Note or in any other document or instrument executed by Borrower in connection with any of said documents, which failure or breach shall not be cured within thirty (30) days of notice thereof.

            4. A petition shall have been filed by Borrower or any present or future guarantor of Borrower's obligations ("Guarantor") or the Subsidiary under any of the provisions of the Federal Bankruptcy Code, as amended, or any other Federal or State insolvency or similar law; or such a petition shall have been filed against Borrower, Guarantor or the Subsidiary or a receiver shall have been appointed in a debtor's proceeding for Borrower, Guarantor or the Subsidiary, or any part of the assets of any of them, and such petition or receivership shall continue unstayed and in effect for a period of thirty (30) days.



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            5.    Borrower, Subsidiary or any Guarantor shall have made an
assignment for the benefit of creditors.

            6. Any execution, attachment or any similar process shall have been levied or issued against the assets and shall continue unstayed and in effect for a period of ten (10) days.

            7. Borrower shall have committed or suffered any act or occurrence, or Borrower shall have failed to perform any act or occurrence, which shall, in Lender's judgment, adversely effect Lender's commitment.

            8. If at any time any representation or warranty made by Borrower in this Agreement, the Note, or any other document executed in connection therewith shall be or becomes materially incorrect; provided, however, that if the incorrect representation shall be susceptible to cure in the Lender's reasonable discretion, no Event of Default shall exist unless such incorrect representation shall not have been cured within thirty (30) days of notice thereof.

            9. The dissolution, liquidation or other terminations of Borrower or Subsidiary.

            10. A default by Borrower or Subsidiary of material obligation under any material note, guarantee or other instrument of indebtedness, or any agreement now or hereafter executed by Borrower or Subsidiary in favor of Lender or any other party.

            11. Entry of a judgment in excess of $1,000,000.00, issuance of any garnishment, attachment or distraint, the filing of any lien or of any government attachment against any assets of the Borrower or Subsidiary which entry, issuance, attachment or filing shall have continued unstayed and in effect or has not been appropriately bonded.



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            12.   Seizure or foreclosure of any of the assets of the Borrower or
Subsidiary pursuant to process of law or by respect of legal self-help, involving monetary damages unless said seizure or foreclosure is stayed or bonded within thirty (30) days after the occurrence of same.

            13. Any substantial or material change in the Borrower's ownership of the Collateral without the prior express written consent of the Lender, which consent the Lender may withhold in its sole and absolute discretion.

            V.    CONSEQUENCES OF DEFAULT

            In any case any Event of Default shall have occurred, Lender may take any or all of the following actions in addition to those actions allowed in the Note or any other Loan Document, at the same time or at different times:

            1.    Cease making any further advances pursuant to this Agreement.

            2. Declare all loans and sums owing to Lender from Borrower under this Agreement, the Note, or any other agreement or loan between Lender and Borrower to be forthwith due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by Borrower.

            3. Take any of the remedies otherwise available to it at law or equity.

            4. Lender shall have the right immediately and without notice or other action, to set off any money owed to Lender in any capacity by Borrower or Subsidiary against any of the Borrower's or Subsidiary's liability to Lender, whether due or not, and the Lender shall be deemed to have exercised such right of set off and to have made a charge against any such money immediately upon the occurrence of such event of default,



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even though the actual book entries may be made at some time subsequent thereto.

            5. Take any action, without the requirement of foreclosure proceedings, directly against the Borrower.

            VII.  MISCELLANEOUS

            1. Lender shall be entitled to its reasonable expenses incurred for the enforcement of payment of the loan, and those expenses shall, without limitation, include reasonable attorney's fees plus other legal expenses incurred. If the Lender shall be made a party to, or shall intervene in, any action or proceeding affecting the Collateral or if the Lender employs an attorney to represent it in any of the foregoing instances, the Lender shall be reimbursed by the Borrower for all costs, charges or other expenses, including but not limited to the attorney's fees, court costs, out-of-pocket expenses, officer and staff time incurred by it in any such case. All such sums of money so paid shall be added to the amount due on the principal indebtedness, and shall be payable on demand with interest at the rate hereinabove mentioned from the time of such payment by the Lender, and upon failure of the Borrower to pay the same to the Lender on demand, the unpaid principal indebtedness and the interest thereon, including such sums as aforesaid at the option of the Lender, shall become and be due immediately thereafter, anything contained herein or in the obligation to the contrary notwithstanding.

            2. Borrower agrees that no delay on the part of Lender in exercising any power or right hereunder shall operate as a waiver of any such power or right, preclude other or further exercise thereof, or the exercise of any other power or

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right. No waiver shall be valid unless in writing signed by Lender and then only to the extent set forth therein.

            3. Borrower waive presentment, dishonor and notice of dishonor, protest and notice of protest with respect to all commercial paper at any time held by Lender on which the Borrower is in any way liable.

            4. Borrower shall pay at closing of the loan all charges incident to the procuring and making of the loan, including Lender's counsel fees.

            5. The provisions of this Agreement shall be in addition to, and not in derogation of those of the Note and any other documents or instruments executed in connection therewith; provided, however, that in the event of any conflict between the terms of this Agreement and any other such document or instrument, the terms of this Agreement shall prevail.

            6. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective successors and assigns.

            7. Nothing herein contained shall impose upon Lender any obligation to enforce any terms, covenants or conditions contained herein. Failure of Lender, in any one or more instances, to insist upon strict performance by Borrower of any terms, covenants or conditions of this Agreement shall not be deemed to be a waiver or relinquishment of any such terms, covenants and conditions.

            8. The parties do not intend the benefits of this Agreement to inure to any third party other than their respective successors and assigns as set forth herein. Notwithstanding anything contained herein or in the Note or any other document executed in connection with the loan, or any


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course of conduct by either of the parties or their affiliates, agents or employees, this Agreement shall not be construed as creating any rights, claims or causes of action against Lender in favor of any creditors or any person or entity other than Borrower.

            9. The parties expressly agree that the relationship of Lender to Borrower is that of lender only, and the Lender is not a partner or a co-venturer of Borrower. Lender's sole interest in the Collateral is for the purposes of security for repayment of the loan in accordance with the terms of this Agreement.

            10. Borrower hereby indemnifies, defends and holds harmless Lender, its officers, directors, employees, agents and partners, from and against all costs, loss, expense, liability or damage of any nature whatsoever, including without limitation all legal fees and expenses, arising out of this Agreement or in connection with the Loan, including without limitation disputes between Borrower and other parties, except for such losses as may be incurred by the Lender solely by reason of its gross negligence or willful misconduct.

            11. This Agreement, the loans made hereunder and the rights of the parties shall be construed under the laws of the State of New Jersey.

            12. If any of the provisions of this Agreement or any other Loan Document shall contravene or be held invalid under the laws of any jurisdiction, this Agreement or any other Loan Document shall be construed as if not containing such provisions and the rights, remedies, warranties, representations, covenants and provisions hereof shall be construed and enforced accordingly in such jurisdiction and shall not in any manner affect such



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provision in any other jurisdiction, or any other provisions in this Agreement, or in any other Loan Documents, as the case may be, in any jurisdiction.

            13. The Events of Default, rights, remedies, covenants and provisions set forth in this Agreement and any other Loan Document or as may be provided by applicable law, shall be cumulative and not alternative or exclusive, and the Lender's rights and remedies may be exercised by the Lender at such time or times, in such order of preference, as the Lender in its sole discretion may determine.

            14. This Agreement and the other Loan Documents embody the entire agreement and understanding between the Borrower and the Lender and supersedes all prior agreements and understandings relating to the subject matter hereof. All warranties, representations and covenants imposed or made herein, or on the other Loan Documents shall survive the execution and delivery of this Agreement and the other Loan Documents. No delay or omission of the Lender in exercising or enforcing any of the Lender's rights and remedies hereunder shall constitute a waiver thereof; nor shall any single or partial exercise by the Lender of any right hereunder preclude any other or further exercise thereof or the exercise of any other right; and no waiver by the Lender of any Event of Default should operate as a waiver of any other Event of Default. No term or provision of this Agreement, or any other Loan Document shall be waived, altered or modified except with the prior written consent of the Lender, which consent makes explicit reference hereto or thereto. Except as provided in the preceding sentence, no other agreement or transaction, of whatsoever nature, entered into between the Lender and the Borrower at any time (whether before, during or after the effective date or terms of



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this Agreement), shall be construed in any particular as a waiver, modification or limitation of any of the Lender's rights and remedies under this Agreement, or the other Loan Documents nor shall anything in this Agreement, or in the other Loan Documents be construed as a waiver, modification or limitation of any of the Lender's rights and remedies, not only under the provisions of this Agreement or the other Loan Documents but also of any such other agreement or transaction.

            15. Any and all references to "days" in this Agreement shall mean "calendar days" except as otherwise specifically provided in this Agreement and by law.

            16. All notices, requests and other communications pursuant to this Agreement shall be in writing, either by letter (delivered by hand or sent certified mail, return receipt requested) or telegram addressed to the Lender, or to the Borrower at its address set forth above, or at such other address as either may give notice to the other as herein provided. Any notice, request or communication hereunder shall be deemed to have been given when deposited in the mails, postage prepaid, or in the case of hand delivery, when delivered, or in the case of telegraphic notice, upon delivery to the telegraph company, addressed as aforesaid except where otherwise provided in this Agreement, provided, however, that notice of a change of address, as herein-above provided, shall be deemed to have been given only when actually received by the party to which it is addressed.

            17. The provisions of this Agreement shall be in addition to those of any guaranty, security agreement, note or other evidence of liability held by the Bank, all of which shall be construed as complementary to each other. In the event of



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ambiguity or inconsistency between this Agreement, and any other Loan Document, then the terms of this Agreement will govern.

            18. Article and Section headings are for reference only and shall not affect the interpretation or meaning of any provision of this Agreement.

            19. THE BANK AND THE BORROWER HEREBY WAIVE ALL RIGHT TO A TRIAL BY JURY IN ANY LITIGATION RELATING TO IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT, OR ANY OTHER LOAN DOCUMENT.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

WITNESS:
                                         THE MIIX GROUP, INCORPORATED,
                                         A Delaware corporation


                                         By:
-------------------------                   --------------------------
John L. Conover                             Daniel G. Smereck
                                            Senior Vice President



                                         AMBOY NATIONAL BANK


                                         By:
                                            --------------------------
                                            Domenick Margiotta,
                                            Vice President



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                                 PROMISSORY NOTE
                           [REVOLVING LINE OF CREDIT]


$20,000,000.00                                            May 24, 2000
                                                          Woodbridge, New Jersey


            FOR VALUE RECEIVED, the undersigned, THE MIIX GROUP, INCORPORATED, a Delaware corporation, as Borrower, promises to pay to the order of AMBOY NATIONAL BANK (the "Lender"), at 3590 U.S. Highway 9 South, Old Bridge, New Jersey 08857, the sum of TWENTY MILLION and NO/100 DOLLARS ($20,000,000.00), or so much thereof as may be advanced or outstanding from time to time (in no event shall the unpaid balance exceed the legal lending limit of the Lender) with interest on that part of the principal which has not been paid at the annual rate of eight (8.00%) percent (fixed). All computations of interest shall be calculated on the basis of the actual number of days elapsed over a year of 365 or 366 days, as appropriate, divided by a 360 day factor. This Note is given by the Borrower to the Lender pursuant to the terms of a certain loan commitment issued by the Lender to the Borrower dated April 13, 2000 (the "Loan Commitment"), the terms of which are incorporated herein by reference.

            PAYMENTS of accrued interest only shall be paid monthly on the 24th day of each and every month beginning June 24, 2000 and monthly thereafter until May 24, 2002 (the "Maturity Date") when the unpaid balance of principal and interest shall be due and payable. All payments shall be applied first to late fees, unpaid interest and the balance, if any, shall be applied to principal. All payments will be made to the Lender at the address shown above or to such other place designated in writing by Lender.

            DEFAULT RATE. In the event of any default herein, which default continues for a period of thirty (30) days after notice from Lender, the interest rate shall automatically be adjusted from the date of default to an annual amount equal to two (2.00%) percent in excess of the rate of interest applicable hereunder, until the arrearage is paid in full.

            In the event this Note is not paid in full upon the Maturity Date or upon an earlier uncured Event of Default (as hereinafter defined), and all payments prior thereto have been made, then and in that event, upon the Maturity Date this Note shall convert and become a DEMAND NOTE with interest at the rate equal to one and one half (1.50%) percent per annum in excess of the annual rate of interest hereunder in effect at the time of Maturity, payable on the 24th day of each month until demand for payment has been made.

            LIMITATIONS ON PAYMENTS AND ADVANCES: Notwithstanding any provision to the contrary, advances and payments on account of principal shall be in increments of Five Hundred Thousand Dollars ($500,000.00), but in no event less than Two Million Five Hundred Thousand and 00/100 Dollars ($2,500,000.00) each.

            THIS LOAN IS PAYABLE IN FULL ON THE MATURITY DATE. THEREAFTER, IF PAYMENT IS DEMANDED, THE BORROWER SHALL BE DIRECTLY LIABLE TO REPAY THE ENTIRE PRINCIPAL BALANCE OF THE LOAN AND UNPAID INTEREST THEN DUE. THE LENDER IS UNDER NO OBLIGATION TO REFINANCE THE LOAN AT THAT TIME.

            1. As security for the payment of the moneys owing hereon, Borrower has executed and delivered to AMBOY NATIONAL BANK, (a) a Stock Pledge Agreement of all shares of capital stock of MIIX Insurance Company, a New Jersey stock insurer organized under N.J.S.A. 17:17-1 et seq. (the "Subsidiary"); (b) original Stock Certificates with undated Stock Powers; (c) signed, undated officer resignations; and (d) other documents of even date herewith (the "Collateral").

            2.    The Borrower agrees with the Lender:

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


            a. To claim no deduction upon the assessed value of such Collateral on account of the moneys owing hereon;

            b. To comply with the terms and provisions of the Loan Commitment, the Revolving Line of Credit Loan Agreement, the Stock Pledge Agreement and all other loan documents of even date herewith executed in connection with this Note (collectively, the "Loan Documents"), the terms of which are incorporated herein as if fully set forth herein.

            3. Notwithstanding the foregoing, the unpaid balance of the principal sum of this Note and interest hereon shall immediately become due and payable, at the election of the Lender, in the event of any of the following, each of which may be referred to as an "Event of Default":

            a.    Default in any payment due hereunder; or

            b. Any default under the provisions of paragraph 2 hereof, which default continues for thirty (30) days following notice to the Borrower; or

            c. Any change in the ownership of the Collateral without the express written consent of the Lender; or

            d. The appointment of a receiver of the rights, credits, assets or any part thereof, of the Borrower of the Subsidiary, which, if commenced by persons or entities other than the Borrower or the Subsidiary, shall not be stayed or discharged within thirty (30) days of the commencement thereof; or

            e. The filing of a petition by or against the Borrower or the Subsidiary for relief under any bankruptcy or insolvency law, which, if commenced by persons or entities other than the Borrower or the Subsidiary, shall not be stayed or discharged within thirty (30) days of the commencement thereof; or

            f. An assignment by the Borrower or the Subsidiary of assets for the benefit of creditors; or

            g. Any default in the terms, covenants and conditions of any of the Loan Documents or under any other Note or obligation of Borrower to Lender or the Subsidiary to Lender, not cured within any applicable grace or cure period; or

            h. The placement or attachment of any lien against the Collateral, unless consent thereto has previously been given in writing by the Lender.

            4. The Borrower agrees to pay a late charge of five (5%) per cent for each dollar of each payment (other than the final payment of all outstanding principal and interest hereafter) fifteen (15) days in arrears to cover extra expenses involved in handling delinquent payments.

            5. If this Note is placed in the hands of an attorney for collection by suit or otherwise, or to enforce its collection, or to protect the security for its payment, the Borrower immediately and without demand, will pay all costs of collection and litigation together with reasonable attorneys' fees.

            6. The remedies of the Lender, as provided herein, shall be cumulative and concurrent and may be pursued singly, successively or together, at the sole discretion of the



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

Lender, and may be exercised as often as occasion therefor shall occur, and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release thereof. The Lender shall have the right to take any lawful action it deems appropriate without the necessity of resorting to any Collateral securing this Note.

            7. The Lender shall not be deemed to waive any of its rights or remedies hereunder unless such waiver is in writing and signed by the Lender and then only to the extent specifically set forth therein. A waiver in one event shall not be continuing or a bar to or waiver of a subsequent event. In the event any agreement contained in this Note should be breached by the Borrower and thereafter waived by the Lender, such waiver shall be limited to the actual breach so waived and shall not be deemed to waive any other breach hereunder.

            8. The Borrower and all other parties who at any time may be liable hereon in any capacity, jointly and severally, waive presentment, demand for payment, protest and notice of dishonor of this Note, and authorize the Lender without notice, to grant extensions in the time of payment of and reductions in the rate of interest on any moneys owing on this Note.

            9. This Note shall be construed and enforced in accordance with the laws of the State of New Jersey.

            10. JURY TRIAL WAIVER. BORROWER AND LENDER HEREBY PLEASE WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION BASED INITIAL UPON, OR ARISING OUT OF, OR IN CONJUNCTION WITH THIS NOTE, OR THE ___ OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH, OR THE ___ OBLIGATIONS AND INDEBTEDNESS SECURED BY SAME.

            IN WITNESS WHEREOF, this Note has been executed by the Borrower, the day, month and year first above written.


WITNESS:                                    THE MIIX GROUP, INCORPORATED,
                                            A Delaware corporation



                                            By:
--------------------------                     --------------------------
John L. Conover                                 Daniel G. Smereck
                                                Senior Vice President

                       CERTIFICATE OF NO MATERIAL ADVERSE
                       CHANGE AND POST CLOSING SUBMITTALS


               To induce AMBOY NATIONAL BANK ("Lender") to fund a certain TWENTY MILLION AND 00/100THS ($20,000,000.00) DOLLAR Revolving Line of Credit (the "Loan") as contemplated by its commitment dated April 13, 2000, and any amendments thereto (the "Loan Commitment"), which Loan is secured by a pledge of capital stock pursuant to a Pledge Agreement (the "Collateral") more particularly described in the Loan Commitment, THE MIIX GROUP, INCORPORATED, a Delaware corporation (the "Undersigned") hereby certifies to the Lender as follows:

            1. All information, including without limitation, all representations, exhibits, financial statements and other materials, submitted to the Lender in connection with or in support of the loan application for the Loan to be made pursuant to the Loan Commitment, as set forth above, continues to be correct and accurate as of the date hereof; and

            2. The Undersigned is not in default under any note, or any other agreement affecting the Undersigned or the Collateral, as such term is defined in the Note, or any other property or undertaking; and

            3. There is no outstanding, pending or threatened litigation against the Undersigned or affecting the Collateral which would affect the Undersigned or the Collateral in any material adverse way; and

            4. The Undersigned has not suffered or incurred any material adverse financial change since the date of the last financial statement submitted by the Undersigned to the Lender; and

            5. No event or series of events has or have intervened since the date the Undersigned initially submitted the loan application, which would either individually or collectively adversely affect the Collateral in any material way.

            6. Items set forth on Schedule "A" attached hereto, if any, were required by the Lender to be submitted at closing and shall be provided to the Lender within fifteen (15) days from the date hereof and in the event the Undersigned shall fail to submit the same, the Lender shall have the option of declaring a default under loan documents executed and delivered pursuant to the terms of the Loan Commitment.

            IN WITNESS WHEREOF, Undersigned has caused these presents to be signed this 24th day of May, 2000.

WITNESS:                                     THE MIIX GROUP, INCORPORATED,
                                             A Delaware corporation


                                             By:
-----------------------------                   --------------------------
John L. Conover                                 Daniel G. Smereck
                                                Senior Vice President

RE:     THE MIIX GROUP, INCORPORATED
        May 24, 2000




                            POST CLOSING SUBMISSIONS


1.

                        POST CLOSING COMPLIANCE AGREEMENT


POST CLOSING COMPLIANCE AGREEMENT made this 24th day of May, 2000, by THE MIIX GROUP, INCORPORATED, a Delaware corporation (hereinafter referred to as the "Borrower") to and for the benefit of AMBOY NATIONAL BANK, 3590 U.S. Highway 9 South, Old Bridge, New Jersey 08857, its successors and assigns (the "Lender") as follows:

Borrower agrees to execute, re-execute, and to deliver to Lender or its legal counsel, as may be deemed appropriate, any document or instrument signed in connection with the Loan which was incorrectly drafted and/or signed, as well as any document or instrument which reasonably should have been signed at or prior to the closing of the Loan, but which was not so signed and delivered.

Borrower agrees to comply with any written request by Lender within ten (10) days after receipt by Borrower of such request. Failure by Borrower to so comply shall, at the option of Lender, upon notice to Borrower, constitute an event of default under the Loan.

IN WITNESS WHEREOF, the undersigned has hereunto set their hand(s) and seal(s) the day and year first above written.


WITNESS:                                    THE MIIX GROUP, INCORPORATED,
                                            A Delaware corporation


                                            By:
------------------------------                 -------------------------------
John L. Conover                                Daniel G. Smereck
                                               Senior Vice President


                                      -2-